SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 30, 1998

         STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of April 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-4)

                    Structured Asset Securities Corporation
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                      333-47499               74-2440805
____________________________         _____________          __________________
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
  of Incorporation)                   File Number)          Identification No.)


     200 Vesey Street
     New York, New York                  10285
____________________________           _________
  (Address of Principal                (Zip Code)
   Executive Offices)

          Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
          ___________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

          Item 5. Other Events

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $759,131,000 in aggregate principal amount of Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates,
Series 1998-4 on April 30, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated April 27, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 1998, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class M-1, Class M-2, Class B, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $769,131,604.23 as of April 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item  7.  Financial  Statements;  Pro  Forma  Financial  Information  and
Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

               1.1 Terms Agreement, dated April 1, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

               4.1 Trust Agreement, dated as of April 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Special Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

               99.3* Servicing Agreement, dated as of December 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

               99.4 Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

               99.5* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

               99.6 Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

               99.7* Seller's Warranties and Servicing Agreement, dated as of September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.


     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION


                                               By: /s/ Stanley P. Labanowski
                                                   __________________________
                                                   Name:  Stanley P. Labanowski
                                                   Title: Authorized Signatory

Dated:  May 14, 1998

EXHIBIT INDEX

Exhibit
No.                                 Description                       Page No.

                 1.1  Terms  Agreement,   dated  April  1,  1998,
                 between Structured Asset Securities Corporation and Lehman Brothers Inc.

                 4.1 Trust Agreement, dated as of April 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

                 99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                 99.2 Special Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

                 99.3* Servicing Agreement,  dated as of December
                 1, 1997,  between Lehman Capital,  A Division of
                 Lehman Brothers Holdings Inc., and Ocwen Federal
                 Bank FSB, as special servicer.

                 99.4 Servicing  Agreement,  dated as of April 1,
                 1998,  between  Lehman  Capital,  A Division  of
                 Lehman  Brothers  Holdings Inc., and Aurora Loan
                 Services Inc., as servicer.

                 99.5*  Flow  Servicing  Agreement,  dated  as of
                 September 1, 1997,  between  Lehman  Capital,  A
                 Division of Lehman  Brothers  Holdings Inc., and
                 Aurora Loan Services Inc., as servicer.

                 99.6 Servicing  Agreement,  dated as of April 1,
                 1998,  between  Lehman  Capital,  A Division  of
                 Lehman  Brothers  Holdings  Inc., and Option One
                 Mortgage Corporation, as servicer.

                 99.7* Seller's Warranties and Servicing Agreement, dated as of September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).